UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2021

Glenfarne Merger Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40245	85-1535392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

292 Madison Avenue, 19th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 500-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	GGMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GGMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GGMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, Glenfarne Merger Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Capital Market (“Nasdaq”) indicating that the Company is now subject to the procedures set forth in Section 5250(c)(1) of the Nasdaq Listing Rules (the “Rule”) due to a delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Notice had no immediate effect on the listing or trading of the Company’s securities on Nasdaq.

Nasdaq informed the Company that, under the Rule, the Company has 60 calendar days from the date of the Notice, or until July 27, 2021, to submit a plan to regain compliance with the Rule, provided that the Company will not be required to submit a plan if the Form 10-Q is filed before such date.

As the Company reported in its Form 12b-25 filed with the SEC on May 18, 2021, the Company was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense. The Company was unable to meet the filing deadline for the Form 10-Q because the Company, its accountants and its auditors needed additional time to finalize the Company’s financial statements to be included in its Form 10-Q. As previously disclosed in the Form 8-K filed by the Company on April 26, 2021, the Company reassessed its accounting for its warrants issued in March 2021 in light of the statement issued by the staff of the SEC on April 12, 2021 on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”). Based on this reassessment, management determined that its warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company’s statement of operations each reporting period.

On June 1, 2021, the Company filed its Form 10-Q. On June 3, 2021, Nasdaq notified the Company that it has regained compliance with the Rule.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s ability to become current in its SEC reporting obligations. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenfarne merger corp.

By:	/s/ Brendan Duval
Name:	Brendan Duval
Title:	Chief Executive Officer

Date: June 4, 2021

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